Exhibit 99.2

Revised 2017 Quarterly Reportable Operating Segment Tables

Segment Results and Reconciliations to GAAP

	Three Months Ended March 31, 2017
						Adjustments
(Dollars in millions)	Federal Education Loans	Consumer Lending	Business Processing	Other	Total “Core Earnings”	Reclassi- fications	Additions/ (Subtractions)	Total Adjustments(1)	Total GAAP
Interest income:
Education loans	$623	$374	$—	$—	$997	$20	$(14)	$6	$1,003
Other loans	5	—	—	—	5	—	—	—	5
Cash and investments	5	1	—	1	7	—	—	—	7
Total interest income	633	375	—	1	1,009	20	(14)	6	1,015
Total interest expense	459	187	—	29	675	3	(3)	—	675
Net interest income (loss)	174	188	—	(28)	334	17	(11)	6	340
Less: provisions for loan losses	12	95	—	—	107	—	—	—	107
Net interest income (loss) after provisions for loan losses	162	93	—	(28)	227	17	(11)	6	233
Other income (loss):
Servicing revenue	72	4	—	—	76	—	—	—	76
Asset recovery and business processing revenue	56	—	44	—	100	—	—	—	100
Other income (loss)	—	—	—	5	5	(17)	(12)	(29)	(24)
Total other income (loss)	128	4	44	5	181	(17)	(12)	(29)	152
Expenses:
Direct operating expenses	86	35	39	—	160	—	—	—	160
Overhead expenses	—	—	—	78	78	—	—	—	78
Operating expenses	86	35	39	78	238	—	—	—	238
Goodwill and acquired intangible asset impairment and amortization	—	—	—	—	—	—	6	6	6
Total expenses	86	35	39	78	238	—	6	6	244
Income (loss) before income tax expense (benefit)	204	62	5	(101)	170	—	(29)	(29)	141
Income tax expense (benefit)(2)	75	24	2	(38)	63	—	(10)	(10)	53
Net income (loss)	$129	$38	$3	$(63)	$107	$—	$(19)	$(19)	$88

(1)	“Core Earnings” adjustments to GAAP:

	Three Months Ended March 31, 2017
(Dollars in millions)	Net Impact of Derivative Accounting	Net Impact of Goodwill and Acquired Intangible Assets	Total
Net interest income (loss) after provisions for loan losses	$6	$—	$6
Total other income (loss)	(29)	—	(29)
Goodwill and acquired intangible asset impairment and amortization	—	6	6
Total “Core Earnings” adjustments to GAAP	$(23)	$(6)	(29)
Income tax expense (benefit)			(10)
Net income (loss)			$(19)

(2)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

	Three Months Ended June 30, 2017
						Adjustments
(Dollars in millions)	Federal Education Loans	Consumer Lending	Business Processing	Other	Total “Core Earnings”	Reclassi- fications	Additions/ (Subtractions)	Total Adjustments(1)	Total GAAP
Interest income:
Education loans	$664	$386	$—	$—	$1,050	$18	$(14)	$4	$1,054
Other loans	6	—	—	—	6	—	—	—	6
Cash and investments	7	1	—	2	10	—	—	—	10
Total interest income	677	387	—	2	1,066	18	(14)	4	1,070
Total interest expense	498	192	—	33	723	(1)	(3)	(4)	719
Net interest income (loss)	179	195	—	(31)	343	19	(11)	8	351
Less: provisions for loan losses	10	95	—	—	105	—	—	—	105
Net interest income (loss) after provisions for loan losses	169	100	—	(31)	238	19	(11)	8	246
Other income (loss):
Servicing revenue	70	—	—	—	70	—	—	—	70
Asset recovery and business processing revenue	58	—	53	—	111	—	—	—	111
Other income (loss)	—	—	—	4	4	(19)	(4)	(23)	(19)
Total other income (loss)	128	—	53	4	185	(19)	(4)	(23)	162
Expenses:
Direct operating expenses	79	37	44	—	160	—	—	—	160
Overhead expenses	—	—	—	70	70	—	—	—	70
Operating expenses	79	37	44	70	230	—	—	—	230
Goodwill and acquired intangible asset impairment and amortization	—	—	—	—	—	—	6	6	6
Total expenses	79	37	44	70	230	—	6	6	236
Income (loss) before income tax expense (benefit)	218	63	9	(97)	193	—	(21)	(21)	172
Income tax expense (benefit)(2)	80	23	3	(36)	70	—	(10)	(10)	60
Net income (loss)	$138	$40	$6	$(61)	$123	$—	$(11)	$(11)	$112

(1)	“Core Earnings” adjustments to GAAP:

	Three Months Ended June 30, 2017
(Dollars in millions)	Net Impact of Derivative Accounting	Net Impact of Goodwill and Acquired Intangible Assets	Total
Net interest income (loss) after provisions for loan losses	$8	$—	$8
Total other income (loss)	(23)	—	(23)
Goodwill and acquired intangible asset impairment and amortization	—	6	6
Total “Core Earnings” adjustments to GAAP	$(15)	$(6)	(21)
Income tax expense (benefit)			(10)
Net income (loss)			$(11)

(2)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

	Three Months Ended September 30, 2017
						Adjustments
(Dollars in millions)	Federal Education Loans	Consumer Lending	Business Processing	Other	Total “Core Earnings”	Reclassi- fications	Additions/ (Subtractions)	Total Adjustments(1)	Total GAAP
Interest income:
Education loans	$678	$445	$—	$—	$1,123	$16	$(13)	$3	$1,126
Other loans	2	—	—	—	2	—	—	—	2
Cash and investments	9	1	—	2	12	—	—	—	12
Total interest income	689	446	—	2	1,137	16	(13)	3	1,140
Total interest expense	531	221	—	40	792	(5)	(2)	(7)	785
Net interest income (loss)	158	225	—	(38)	345	21	(11)	10	355
Less: provisions for loan losses	10	95	—	—	105	—	—	—	105
Net interest income (loss) after provisions for loan losses	148	130	—	(38)	240	21	(11)	10	250
Other income (loss):
Servicing revenue	72	3	—	—	75	—	—	—	75
Asset recovery and business processing revenue	102	—	55	—	157	—	—	—	157
Other income (loss)	1	—	—	2	3	(21)	47	26	29
Gains on sales of loans and investments	3	—	—	—	3	—	—	—	3
Losses on debt repurchases	—	—	—	(1)	(1)	—	—	—	(1)
Total other income (loss)	178	3	55	1	237	(21)	47	26	263
Expenses:
Direct operating expenses	77	39	49	—	165	—	—	—	165
Overhead expenses	—	—	—	73	73	—	—	—	73
Operating expenses	77	39	49	73	238	—	—	—	238
Goodwill and acquired intangible asset impairment and amortization	—	—	—	—	—	—	6	6	6
Total expenses	77	39	49	73	238	—	6	6	244
Income (loss) before income tax expense (benefit)	249	94	6	(110)	239	—	30	30	269
Income tax expense (benefit)(2)	92	34	2	(41)	87	—	6	6	93
Net income (loss)	$157	$60	$4	$(69)	$152	$—	$24	$24	$176

(1)	“Core Earnings” adjustments to GAAP:

	Three Months Ended September 30, 2017
(Dollars in millions)	Net Impact of Derivative Accounting	Net Impact of Goodwill and Acquired Intangible Assets	Total
Net interest income (loss) after provisions for loan losses	$10	$—	$10
Total other income (loss)	26	—	26
Goodwill and acquired intangible asset impairment and amortization	—	6	6
Total “Core Earnings” adjustments to GAAP	$36	$(6)	30
Income tax expense (benefit)			6
Net income (loss)			$24

(2)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

	Three Months Ended December 31, 2017
						Adjustments
(Dollars in millions)	Federal Education Loans	Consumer Lending	Business Processing	Other	Total “Core Earnings”	Reclassi- fications	Additions/ (Subtractions)	Total Adjustments(1)	Total GAAP
Interest income:
Education loans	$713	$430	$—	$—	$1,143	$15	$(14)	$1	$1,144
Other loans	1	—	—	—	1	—	—	—	1
Cash and investments	9	2	—	3	14	—	—	—	14
Total interest income	723	432	—	3	1,158	15	(14)	1	1,159
Total interest expense	536	224	—	41	801	(5)	(3)	(8)	793
Net interest income (loss)	187	208	—	(38)	357	20	(11)	9	366
Less: provisions for loan losses	12	97	—	—	109	—	—	—	109
Net interest income (loss) after provisions for loan losses	175	111	—	(38)	248	20	(11)	9	257
Other income (loss):
Servicing revenue	67	3	—	—	70	—	—	—	70
Asset recovery and business processing revenue	48	—	60	—	108	—	—	—	108
Other income (loss)	1	—	—	3	4	(20)	58	38	42
Losses on debt repurchases	—	—	—	(1)	(1)	—	—	—	(1)
Total other income (loss)	116	3	60	2	181	(20)	58	38	219
Expenses:
Direct operating expenses	74	44	55	—	173	—	—	—	173
Overhead expenses	—	—	—	87	87	—	—	—	87
Operating expenses	74	44	55	87	260	—	—	—	260
Goodwill and acquired intangible asset impairment and amortization	—	—	—	—	—	—	5	5	5
Restructuring/other reorganization expenses	—	—	—	29	29	—	—	—	29
Total expenses	74	44	55	116	289	—	5	5	294
Income (loss) before income tax expense (benefit)	217	70	5	(152)	140	—	42	42	182
Income tax expense (benefit)(2)	74	25	1	171	271	—	(5)	(5)	266
Net income (loss)	$143	$45	$4	$(323)	$(131)	$—	$47	$47	$(84)

(1)	“Core Earnings” adjustments to GAAP:

	Three Months Ended December 31, 2017
(Dollars in millions)	Net Impact of Derivative Accounting	Net Impact of Goodwill and Acquired Intangible Assets	Total
Net interest income (loss) after provisions for loan losses	$9	$—	$9
Total other income (loss)	38	—	38
Goodwill and acquired intangible asset impairment and amortization	—	5	5
Total “Core Earnings” adjustments to GAAP	$47	$(5)	42
Income tax expense (benefit)			(5)
Net income (loss)			$47

(2)	Income taxes are based on a percentage of net income before tax for the individual reportable segment with the impact of the DTA Remeasurement Loss included in the Other segment.

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